UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2014

VALERO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13175	74-1828067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Valero Way San Antonio, Texas		78249
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2014 annual meeting of the stockholders of Valero Energy Corporation (“Valero”) was held May 1, 2014. Matters voted on at the annual meeting and the results thereof were as follows:

(1)	Proposal 1: Election of directors. The election of each director was approved as follows.

Jerry D. Choate	shares voted	required vote *	vote received
for	373,904,318	>50.0%	98.34%
against	6,327,635
abstain	1,794,386
broker non-votes	64,480,853

Joseph W. Gorder	shares voted	required vote *	vote received
For	375,995,727	>50.0%	98.89%
against	4,227,952
abstain	1,802,660
broker non-votes	64,480,853

William R. Klesse	shares voted	required vote *	vote received
For	372,723,339	>50.0%	98.46%
against	5,836,867
abstain	3,466,433
broker non-votes	64,480,853

Deborah P. Majoras	shares voted	required vote *	vote received
For	379,043,457	>50.0%	99.69%
Against	1,174,567
abstain	1,808,315
broker non-votes	64,480,853

Donald L. Nickles	shares voted	required vote *	vote received
For	364,339,431	>50.0%	95.82%
against	15,873,968
abstain	1,812,940
broker non-votes	64,480,853

Philip J. Pfeiffer	shares voted	required vote *	vote received
For	379,123,146	>50.0%	99.71%
against	1,095,985
abstain	1,807,208
broker non-votes	64,480,853

Robert A. Profusek	shares voted	required vote *	vote received
For	379,096,171	>50.0%	99.71%
against	1,119,348
abstain	1,810,820
broker non-votes	64,480,853

Susan Kaufman Purcell	shares voted	required vote *	vote received
For	370,674,362	>50.0%	98.20%
against	6,808,272
abstain	4,543,705
broker non-votes	64,480,853

Stephen M. Waters	shares voted	required vote *	vote received
For	376,551,106	>50.0%	99.76%
against	906,577
abstain	4,568,656
broker non-votes	64,480,853

Randall J. Weisenburger	shares voted	required vote *	vote received
For	375,778,164	>50.0%	98.81%
against	4,517,495
abstain	1,730,680
broker non-votes	64,480,853

Rayford Wilkins, Jr.	shares voted	required vote *	vote received
For	379,240,332	>50.0%	99.72%
against	1,057,988
abstain	1,728,019
broker non-votes	64,480,853

(2)	Proposal 2: Ratify the appointment of KPMG LLP to serve as Valero’s independent registered public accounting firm for the fiscal year ending December 31, 2014. The proposal was approved as follows:

Proposal 2	shares voted	required vote *	vote received
For	439,594,515	>50.0%	98.45%
against	5,087,396
abstain	1,825,281
broker non-votes	n/a

(3)	Proposal 3: Vote on an advisory resolution to ratify the 2013 compensation of the named executive officers listed in the proxy statement. The proposal was approved as follows:

Proposal 3	shares voted	required vote *	vote received
for	365,532,626	>50.0%	95.68%
against	12,376,668
abstain	4,117,045
broker non-votes	64,480,853

Stockholder Proposals:

(4)	Proposal 4: Vote on a stockholder proposal entitled, “Accelerated Vesting of Performance Shares.” The proposal was approved. Voting results for the proposal follow:

Proposal 4	shares voted	required vote *	vote received
For	213,348,104	>50.0%	55.85%
against	166,055,772
abstain	2,622,463
broker non-votes	64,480,853

(5)	Proposal 5: Vote on a stockholder proposal entitled, “Climate Change Management Plan.” The proposal was not approved. Voting results for the proposal follow:

Proposal 5	shares voted	required vote *	vote received
For	121,434,011	>50.0%	31.79%
against	186,574,849
abstain	74,017,479
broker non-votes	64,480,853

(6)	Proposal 6: Vote on a stockholder proposal entitled, “Corporate Lobbying.” The proposal was not approved. Voting results for the proposal follow:

Proposal 6	shares voted	required vote *	vote received
For	169,813,727	>50.0%	44.45%
against	159,275,258
abstain	52,937,354
broker non-votes	64,480,853

*	Notes:

Required votes. For Proposal 1, as required by Valero’s bylaws, each director is to be elected by a majority of votes cast with respect to that director’s election. Proposals 2 through 6 required approval by the affirmative vote of a majority of the voting power of the shares present in person or by proxy at the Annual Meeting and entitled to vote.

Effect of abstentions. Shares voted to abstain are treated as “present” for purposes of determining a quorum. In the election of directors, pursuant to Valero’s bylaws, shares voted to abstain are not deemed to be “votes cast,” and are accordingly disregarded. When, however, approval for a proposal requires (a) the affirmative vote of a majority of the voting power of the issued and outstanding shares of the company, or (b) the affirmative vote of a majority of the voting power of the shares present in person or by proxy and entitled to vote, then shares voted to abstain have the effect of a negative vote.

Effect of broker non-votes. Brokers holding shares for the beneficial owners of such shares must vote according to specific instructions received from the beneficial owners. If specific instructions are not received, in some instances, a broker may nevertheless vote the shares in the broker’s discretion. But under New York Stock Exchange rules, brokers are precluded from exercising voting discretion on certain proposals without specific instructions from the beneficial owner. This results in a “broker non-vote” on the proposal. A broker non-vote is treated as “present” for purposes of determining a quorum, has the effect of a negative vote when approval for a particular proposal requires the affirmative vote of a majority of the voting power of the issued and outstanding shares of the company, and has no effect when approval for a proposal requires the affirmative vote of a majority of the voting power of the shares present in person or by proxy and entitled to vote. Per the NYSE’s rules, brokers had discretion to vote at the Annual Meeting on Proposal 2 only.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION

Date: May 5, 2014	By:	/s/ Jay D. Browning
Jay D. Browning
Executive Vice President and
General Counsel